                                                                    EXHIBIT 99.6

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[367,167,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-SL1

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                       [LASALLE BANK NATIONAL ASSOCIATION]
                                     TRUSTEE

                               JANUARY [17], 2005

                              [MERRILL LYNCH LOGO]


                               IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

1. COMBINED LOAN-TO-VALUE RATIOS

                                                         AGGREGATE
                                      NUMBER OF          PRINCIPAL           PERCENT OF       WEIGHTED
                                      MORTGAGE            BALANCE             MORTGAGE        AVERAGE
COMBINED LOAN-TO-VALUE RATIOS           LOANS           OUTSTANDING             POOL           COUPON
50.00% or less                             12          $  1,026,216             0.26%            7.25%
50.01% to 55.00%                            6               552,786             0.14            7.085
55.01% to 60.00%                            7               955,327             0.24             6.61
60.01% to 65.00%                           15               833,649             0.21            8.385
65.01% to 70.00%                           12               728,731             0.18            9.375
70.01% to 75.00%                           25             1,856,721             0.46            7.854
75.01% to 80.00%                           61             5,474,352             1.36            8.016
80.01% to 85.00%                           63             3,633,213             0.91                8
85.01% to 90.00%                          644            24,298,437             6.06            8.764
90.01% to 95.00%                          655            27,307,225             6.81            9.713
95.01% to 100.00%                       7,071           334,612,641            83.39            9.924
TOTAL:                                  8,571          $401,279,299           100.00%            9.76%

                                     WEIGHTED        AVERAGE          WEIGHTED
                                      AVERAGE       PRINCIPAL         AVERAGE         PERCENT
                                       CREDIT        BALANCE          COMBINED          FULL         PERCENT
COMBINED LOAN-TO-VALUE RATIOS          SCORE       OUTSTANDING          LTV        DOCUMENTATION        IO
50.00% or less                          744          $ 85,518          37.93%          21.63%          0.00%
50.01% to 55.00%                        737            92,131          52.54            7.73              0
55.01% to 60.00%                        783           136,475          57.76            3.55              0
60.01% to 65.00%                        701            55,577           62.4           43.27              0
65.01% to 70.00%                        695            60,728          67.65           33.36              0
70.01% to 75.00%                        711            74,269          73.84           21.74              0
75.01% to 80.00%                        714            89,743          78.96           23.42              0
80.01% to 85.00%                        708            57,670          83.53            36.9              0
85.01% to 90.00%                        724            37,730          89.56           25.65              0
90.01% to 95.00%                        703            41,690          94.63           33.43              0
95.01% to 100.00%                       667            47,322          99.93           52.26              0
TOTAL:                                  674          $ 46,818          97.93%          48.39%          0.00%

2. DTI

                                            AGGREGATE
                                            PRINCIPAL          PERCENT OF       WEIGHTED
                         NUMBER OF           BALANCE            MORTGAGE         AVERAGE
DTI                    MORTGAGE LOANS      OUTSTANDING            POOL           COUPON
0.00% or less                136          $  8,058,960            2.01%           11.49%
0.01% to 20.00%              369            13,921,098            3.47            9.826
20.01% to 25.00%             331            13,172,470            3.28            9.504
25.01% to 30.00%             603            24,277,139            6.05            9.493
30.01% to 35.00%           1,019            42,493,579           10.59            9.428
35.01% to 40.00%           1,491            64,673,164           16.12            9.594
40.01% to 45.00%           2,212           111,484,928           27.78            9.779
45.01% to 50.00%           1,494            78,120,264           19.47            9.949
50.01% to 55.00%             758            37,108,539            9.25            9.847
55.01% to 60.00%             157             7,904,399            1.97            9.931
60.01% or greater              1                64,760            0.02              8.5
TOTAL:                     8,571          $401,279,299          100.00%            9.76%
                       WEIGHTED         AVERAGE          WEIGHTED
                        AVERAGE        PRINCIPAL         AVERAGE          PERCENT
                        CREDIT          BALANCE          COMBINED           FULL          PERCENT
DTI                      SCORE        OUTSTANDING          LTV         DOCUMENTATION        IO

0.00% or less              721          $59,257           96.44%            0.00%          0.00%
0.01% to 20.00%            701           37,727            95.4            41.22              0
20.01% to 25.00%           687           39,796           96.11            54.53              0
25.01% to 30.00%           688           40,261           96.17            46.99              0
30.01% to 35.00%           687           41,701            96.2            45.83              0
35.01% to 40.00%           680           43,376           97.83            46.03              0
40.01% to 45.00%           674           50,400           98.42             34.2              0
45.01% to 50.00%           660           52,289           98.88            54.38              0
50.01% to 55.00%           654           48,956           99.35            86.99              0
55.01% to 60.00%           648           50,346            99.4             96.7              0
60.01% or greater          705           64,760             100              100              0
TOTAL:                     674          $46,818           97.93%           48.39%          0.00%


3. PRODUCT TYPES

                                          AGGREGATE
                                          PRINCIPAL          PERCENT OF        WEIGHTED
                       NUMBER OF           BALANCE            MORTGAGE          AVERAGE
PRODUCT TYPES        MORTGAGE LOANS      OUTSTANDING            POOL            COUPON
B15/300                  2,987          $145,087,880           36.16%           10.12%
F10 0                        8               393,811             0.1            8.343
F15 0                      264             8,805,496            2.19            9.021
F20 0                      551            37,316,167             9.3             7.37
F30 0                    4,761           209,675,945           52.25            9.977
TOTAL:                   8,571          $401,279,299          100.00%            9.76%
               WEIGHTED       AVERAGE         WEIGHTED
               AVERAGE       PRINCIPAL        AVERAGE         PERCENT
                CREDIT        BALANCE         COMBINED          FULL          PERCENT
PRODUCT TYPES   SCORE       OUTSTANDING         LTV         DOCUMENTATION       IO
B15/300          677          $48,573          97.46%          28.50%          0.00%
F10 0            764           49,226           90.5           23.17              0
F15 0            698           33,354          91.39           41.39              0
F20 0            748           67,724          91.91            7.34              0
F30 0            658           44,040          99.61            69.8              0
TOTAL:           674          $46,818          97.93%          48.39%          0.00%